Financial risk management	12 Months Ended
Dec. 31, 2019
Text block [abstract]
Financial risk management
23.	Financial risk management
The PagSeguro Group’s activities expose it to a variety of financial risks: market risk (including currency risk and cash flow or fair value interest rate risk), fraud risk (chargebacks), credit risk and liquidity risk. The PagSeguro Group’s overall risk management program focuses on the unpredictability of financial markets and seeks to minimize potential adverse effects on the PagSeguro Group’s financial performance.
Market risk
Market risk is the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in market prices. In the Group, market risk comprises interest rate risk and foreign currency risk and other price risk, such as equity price risk.

Interest rate risk
Interest rate risk is the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in market interest rates. As of December 31, 2019 and 2018, the PagSeguro Group is not materially exposed to the risk of changes in market interest rates mostly due to its capital structure that takes into consideration a reduced amount of debt.
Foreign currency risk
Foreign currency risk is the risk that the fair value or future cash flows of an exposure will fluctuate because of changes in foreign exchange rates. The Group’s exposure to the risk when future commercial transactions or recognized assets or liabilities are denominated in a currency that is not the entity’s functional currency. As of December 31, 2019 and 2018, the PagSeguro Group is not materially exposed to foreign exchange risk.
Equity price risk
The Group’s
non-listed
equity investments are susceptible to market price risk arising from uncertainties about future values of the investment. As of December 31, 2019 and December 31, 2018, the exposure to equity price from such investments was not material.
Fraud Risk (chargeback)
The PagSeguro Group’s sales transactions are susceptible to potentially fraudulent or improper sales and it uses the following two processes to control the fraud risk:
The first process consists of monitoring, on a real time basis, the transactions carried out with credit and debit cards and payment slips, through an anti-fraud system. This process approves or rejects suspicious transactions at the time of the authorization, based on statistical models that are revised on a periodic basis.
The second process detects chargebacks and disputes not identified by the first process. This is a supplemental process and increases the PagSeguro Group’s ability to avoid new frauds.
Credit risk
Credit risk is the risk that a counterparty will not meet its obligations under a financial instrument or customer contract, leading to a financial loss. The Group is exposed to credit risk from its operating activities (primarily accounts receivable) and from its financing activities, including deposits with banks and financial institutions, and other financial instruments.

Credit risk is managed on a group basis and for its accounts receivable is limited to the possibility of default by: (a) the card issuers, which have the obligation of transferring to the credit and debit card labels the fees charged for the transactions carried out by their card holders, and/or (b) the acquirers, which are used by the PagSeguro Group to approve transactions with the issuers.
In order to mitigate this risk, PagSeguro Brazil has established a Credit and Liquidity Risk Committee, whose responsibility is to assess the level of risk of each of the card issuers served by PagSeguro Group, classifying them into three groups:

(i)	Card issuers with a low level of risk, with credit ratings assigned by FITCH, S&P and Moody’s, which do not require additional monitoring;

(ii)	Card issuers with a medium level of risk, which are also monitored in accordance with the Basel and property, plant and equipment ratios; and

(iii)	Card issuers with a high level of risk, which are assessed by the committee at monthly meetings.
No credit limits were exceeded during the reporting period, and management does not expect any losses from non-performance
by these counterparties in addition to the amounts already recognized as chargebacks, presented under fraud risk.
Liquidity risk
The PagSeguro Group manages liquidity risk by maintaining reserves, bank and credit lines for the obtaining borrowings, when deemed appropriate. The PagSeguro Group continuously monitors actual and projected cash flows and matches the maturity profile of its financial assets and liabilities in order to ensure that the PagSeguro Group has enough funds to honor its obligations to third parties and meet its operational needs.
The PagSeguro Group invests surplus cash in interest bearings financial investments, choosing instruments with appropriate maturity or enough liquidity to provide adequate margin as determined by the forecasts.
At December 31, 2019, PagSeguro Group held cash and cash equivalents of R$1,403,955 (R$2,763,050 at December 31, 2018).

The table below shows the PagSeguro Group’s
non-derivative
financial liabilities divided into the relevant maturity group based on the remaining period from the balance sheet date and the contractual maturity date. The amounts disclosed in the table are the contractual undiscounted cash flows.

	Due within 30 days	Due within 31 to 120 days	Due within 121 to 180 days	Due within 181 to 360 days	Due to 361 days or more days
At December 31, 2019
Payables to third parties	4,308,095	686,808	173,884	157,503	0
Trade payables	235,838	19,472	0	600	371
Trade payables to related parties	0	22,187	0	0	0
At December 31, 2018
Payables to third parties	3,968,125	233,694	66,967	55,412	—
Trade payables	141,958	18,744	1,358	3,186	—
Trade payables to related parties	—	28,869	—	—	—